                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box.

[X]     Preliminary Information Statement

[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14c-5(d)(2))

[ ]     Definitive Information Statement

                         TANGIBLE ASSET GALLERIES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

        1)      Title of each class of securities to which transaction applies:

                ................................................................

        2)      Aggregate number of securities to which transaction applies:

                ................................................................

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ................................................................

        4)      Proposed maximum aggregate value of transaction:

                ................................................................

        5)      Total fee paid:

                ................................................................

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

                ................................................................

        2)      Form Schedule or Registration Statement No.:

                ................................................................

        3)      Filing Party:

                ................................................................

        4)      Date Filed:

                ................................................................

                            TANGIBLE ASSET GALLERIES
                                  3444 VIA LIDO
                         NEWPORT BEACH, CALIFORNIA 92663


To the Stockholders:

         Notice is hereby given that on July 7, 2000, the Board of Directors and the holder of the majority of the issued and outstanding shares of common stock (the "Majority Stockholder") of Tangible Asset Galleries, Inc., a Nevada corporation (the "Company"), approved the following action by the Company:

         Amendment to the Company's Articles of Incorporation authorizing 15,000,000 shares of Preferred Stock which may be issued in one or more classes or series and which shall have such rights, preferences, privileges and restrictions as may be determined by the Board of Directors from time to time.

         The Board of Directors fixed the close of business on July 6, 2000 as the record date for the determination of stockholders entitled to vote with respect to the above action. The Directors and Majority Stockholder of the Company, whose common shares represent approximately 84% of the outstanding common shares entitled to vote on the above action, have consented to the above action. Therefore, because the Company has the requisite amount of stockholder votes necessary to approve this action, the Company does not intend to hold a special stockholders meeting to consider this action and is not soliciting proxies from the other stockholders. In lieu thereof, the Company has prepared an Information Statement describing the action, which is expected to become fully effective on or about August 6, 2000. All necessary corporate approvals in connection with the matters referred to herein have been obtained.

                                              By Order of the Board of Directors


                                              Silvano A. DiGenova,
                                              Chief Executive Officer

Newport Beach, California
July 7, 2000

                         TANGIBLE ASSET GALLERIES, INC.
                                  3444 VIA LIDO
                         NEWPORT BEACH, CALIFORNIA 92663

                    ----------------------------------------

                              INFORMATION STATEMENT

                    ----------------------------------------


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         THIS INFORMATION STATEMENT IS BEING PROVIDED TO STOCKHOLDERS TO INFORM THEM OF STOCKHOLDER ACTION TAKEN BY THE WRITTEN CONSENT OF THE MAJORITY STOCKHOLDER.

         This Information Statement is being furnished to the stockholders of record as of July 6, 2000 (the "Record Date") of Tangible Asset Galleries, Inc., a Nevada corporation (the "Company") in connection with an amendment to the Company's Articles of Incorporation authorizing 15,000,000 shares of Preferred Stock which may be issued in one or more classes or series and which shall have such rights, preferences, privileges and restrictions as may be determined by the Board of Directors from time to time. On July 7, 2000, the Board of Directors and the holder of a majority of outstanding voting securities of the Company on the Record Date (the "Majority Stockholder") approved the amendment to the Articles of Incorporation by written consent. A copy of the Written Consent of the Majority Stockholder is attached as Exhibit "A." The Company will cause the amendment to the Articles of Incorporation to become effective twenty
(20) days after this Information Statement is first sent to the stockholders of the Company.

OUTSTANDING SECURITIES AND VOTING RIGHTS

         As of the Record Date, there were issued and outstanding 18,405,298 shares of the Company's common stock, $.0.001 par value (the "Common Stock"). The Majority Stockholder held approximately 15,488,300 shares of Common Stock, or approximately 84.2% of the Company's issued and outstanding Common Stock.

         Each holder of Common Stock would normally be entitled to one vote in person or by proxy for each share of Common Stock in his or her name on the books of the Company, as of the Record Date, on any matter submitted to the vote of stockholders. However, under Nevada Revised Statutes Section 78.315(2), any action which may be taken at stockholders meeting may be taken by written consent of the requisite number of stockholders required to take such action. The approval of the amendment to the Articles of Incorporation requires the affirmative vote or written consent of a majority of the Company's outstanding Common Stock. On July 7, 2000, the Majority Stockholder consented to the amendment to the Articles of Incorporation authorizing 15,000,000 shares of Preferred Stock.

         The corporate action described in this Information Statement will not afford the stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.


THE MAJORITY STOCKHOLDER

         The following table summarizes the security ownership of the Majority Stockholder of the Company, who is also the Company's Chief Executive Officer, President, Secretary and Chairman of the Board:

                                 Number of Common                Percentage of
                              Shares Entitled to Vote            Common Stock
                Name             As of Record Date             As of Record Date
                ----             -----------------             -----------------
Silvano A. DiGenova                 15,488,300                       84.2%


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of June 21, 2000, certain information with respect to the Common Stock owned of record or beneficially by (i) each Executive, Officer and Director of the Company, (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directs and Executive Officers as a group.

                                                                              Current
                                                                              -------

      Name and Address of Beneficial Owner            Common Stock Outstanding           Percent of Outstanding(
      ------------------------------------            ------------------------           ----------------------
Silvano A. DiGenova(1)
3444 Via Lido
Newport Beach, California                                    15,488,300                           84.2%

Mike Bonham(2)
3444 Via Lido
Newport Beach, California                                      15,000                              <1%

Paul Biberkraut(3)
3444 Via Lido
Newport Beach, California                                       500                                0%

All Directors and Officers as a Group
(seven Persons)                                              15,503,800                           84.3%


-------------
(1) Includes 2,300 shares held in Tangible Asset Galleries, Inc. Profit Sharing Plan which Mr. DiGenova is a participant.
(2) Includes options to purchase 15,000 shares of Common Stock exercisable on April 30, 2000. Does not include an additional 60,000 options to acquire shares of Common Stock which vest in 15,000 share increments each year over the next four years beginning on April 30, 2001 at an exercise price of $1.00 per share.
(3) Does not include 75,000 options to acquire shares of Common Stock which vest in 20% increments each year over a five year period beginning on October 26, 2000 at an exercise price of $2.00 per share.

         The Company believes that the beneficial owners of securities listed above, based on the information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

ACTION APPROVED BY THE BOARD OF DIRECTORS AND APPROVED BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER

         The Board of Directors and the Majority Stockholder have approved and consented to an amendment to the Articles of Incorporation granting the Board of Directors the power to authorize the issuance of up to 15,000,000 shares of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each of such series, the voting powers, designations, preferences, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series and the number of shares in each series, to the full extent now or hereafter permitted by Nevada Revised Statutes.

REASON FOR THE AMENDMENT

         The Company believes that having Preferred Stock available will provide additional flexibility in terms of capital structure and will permit the Board of Directors to react without further shareholder approval to the Company's capital needs or to pursue acquisitions or other strategic opportunities which may arise in the future. Issuance of shares of Preferred Stock or adoption of a shareholders rights plan which utilizes Preferred Stock may discourage or make more difficult or expensive certain mergers, tender offers or other purchases of the Company's Common Stock. In addition, issuance by the Company of shares of Preferred Stock in the future, due to future mergers, acquisitions or public or private offerings thereof, may result in the dilution of voting rights of existing shareholders.

OTHER BUSINESS

         No further business will be transaction by Written Consent to corporate action in lieu of meeting of stockholders to which this Information Statement pertains.


COSTS OF INFORMATION STATEMENT

         This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing his Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement and attached materials. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

                                             By Order of the Board of Directors


                                             Silvano A. DiGenova,
                                             Chairman of the Board

                                    EXHIBIT A


                                 WRITTEN CONSENT
                           OF THE MAJORITY STOCKHOLDER
                       OF TANGIBLE ASSET GALLERIES, INC.,
                              A NEVADA CORPORATION


         The undersigned, being the majority stockholder of TANGIBLE ASSET GALLERIES, INC., a Nevada corporation (the "Corporation"), acting pursuant to the authority of Nevada Revised Statutes Section 78.320(2), hereby adopts the following recitals and resolutions by written consent thereto, effective as of July 7, 2000, hereby waiving all notice to and the holding of a meeting to act upon such resolutions.


                        AMENDED ARTICLES OF INCORPORATION
                        ---------------------------------

         WHEREAS, it is deemed to be in the best interest of the Corporation to amend the Corporation's Articles of Incorporation authorizing 15,000,000 shares Preferred Stock.

         RESOLVED, that Article Four of the Articles of Incorporation of the Corporation be amended and restated in its entirety as follows:

                  "4. A. The Corporation is authorized to issue two classes of shares of $0.001 par value capital stock, which classes shall be designated "Common Stock" and "Preferred Stock," respectively. The Corporation shall have the authority to issue a total of 50,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock.

                           B. The Preferred Stock may be issued from time to
                  time in one or more series. The Board of Directors of this Corporation is expressly authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the designation and number of shares and to determine or alter for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. If the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolutions originally fixing the number of share of such series.

         IN WITNESS WHEREOF, the undersigned, being the majority stockholder of the Corporation, has executed this Written Consent of the Majority Stockholder of TANGIBLE ASSET GALLERIES, INC. to be effective as of July 7, 2000.





                                                /S/ Silvano A. Digenova
                                                -------------------------------
                                                SILVANO A. DIGENOVA
                                                (Holder of 84% of Common Stock)